Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trilogy Metals Inc. (the “Registrant”) for the period ended February 28, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elaine Sanders, Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 5, 2023
By:	/s/ Elaine Sanders
Elaine Sanders
Vice President and Chief Financial Officer
(principal financial officer)